UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  February 28, 2006

JACOBS ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware

333-88242

34-1959351

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17301 West Colfax Ave, Suite 250, Golden, Colorado		80401
(Address of principal executive offices)

Registrant’s telephone number, including area code  303-215-5200

(Former name of former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01              FINANCIAL STATEMENTS AND EXHIBITS

Filed herewith are the following:

Exhibit No.	Description

4.54(A)	Seventh Supplemental Indenture regarding Jalou of Larose, LLC and Fuel Stop 36, Inc. dated February 28, 2006.

4.54(B)	Amendment to Security Agreement regarding Jalou of Larose, LLC and Fuel Stop 36, Inc. dated February 28, 2006.

4.54(C)	Joinder Agreement regarding Jalou of Larose, LLC and Fuel Stop 36, Inc. dated February 28, 2006.

4.54(D)	Subsidiary Guarantee (Jalou of Larose, LLC) dated February 28, 2006.

4.54(E)	Subsidiary Guarantee (Fuel Stop 36, Inc.) dated February 28, 2006.

4.54(F)	Deposit Control Agreement regarding Jalou of Larose, LLC dated February 28, 2006.

4.54(G)	Deposit Control Agreement regarding Fuel Stop 36, Inc. dated February 28, 2006.

4.54(H)	Mortgage, Assignment of Lease and Rents, Security Agreement and Fixture Filing regarding Jalou of Larose, LLC dated February 28, 2006.

4.54(I)	Mortgage, Assignment of Lease and Rents, Security Agreement and Fixture Filing regarding Fuel Stop 36, Inc. dated February 28, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACOBS ENTERTAINMENT, INC.

Date: April 7, 2006

By:

/s/

Stephen R. Roark

Stephen R. Roark Chief Financial Officer